Note 14 - Segment Information	12 Months Ended
Mar. 31, 2023
Notes to Financial Statements
Segment Reporting Disclosure [Text Block]

14. Segment Information

The Company has historically managed its business on the basis of three reportable food packaging segments: (1) fruits and vegetables, (2) prepared food products and (3) snack products, with non-food packaging sales comprising the other category. The other category includes the sale of cans, ends, seed, and outside revenue from the Company's trucking and aircraft operations. During fiscal year 2021, the Company sold its prepared foods business, leaving just two reportable segments along with the other category. Export sales represented 6.7%, 7.2% and 7.2% of total sales in fiscal 2023, 2022 and 2021, respectively.

The following table summarizes certain financial data for the Company’s reportable segments (in thousands):

	Fruit and	Prepared	Snack
	Vegetable	Foods	Products	Other	Total
Fiscal Year 2023:
Net sales	$1,465,963	$-	$12,661	$30,728	$1,509,352
Operating income	51,272	-	(1,241)	2,905	52,936
Capital expenditures	64,192	-	131	7,482	71,805
Depreciation and amortization	40,256	-	102	583	40,941

Fiscal Year 2022:
Net sales	$1,344,586	$-	$12,332	$28,362	$1,385,280
Operating income	66,750	-	75	3,520	70,345
Capital expenditures	47,421	-	67	4,612	52,100
Depreciation and amortization	36,126	-	121	276	36,523

Fiscal Year 2021:
Net sales	$1,363,263	$71,866	$10,999	$21,516	$1,467,644
Operating income	175,810	1,967	705	2,585	181,067
Capital expenditures	67,963	1,451	508	1,528	71,450
Depreciation and amortization	29,533	2,299	194	349	32,375

After the sale of the prepared foods business in fiscal year 2021, over 99% of the Company’s total assets from the Consolidated Balance Sheets belong to the fruit and vegetable segment and this information is no longer necessary.